

Algae Dynamics

March 28, 2017



Disclaimer

This presentation contains "forward-looking statements" as that term is defined in Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended. Statements in this presentation which are not purely historical are forward-looking statements and include any statements regarding beliefs, plans, expectations or intentions regarding the future. Such forward-looking statements include, among other things, use of proceeds and the development, costs and results of current or future actions and opportunities in the sector. Actual results could differ from those projected in any forward-looking statements due to numerous factors. Such factors include, among others, the inherent uncertainties associated with new projects and development stage companies, our ability to raise the additional funding we will need to continue to pursue our exploration and development program, and our ability to retain important members of our management team and attract other qualified personnel. These forward-looking statements are made as of the date of this news release, and we assume no obligation to update the forward-looking statements, or to update the reasons why actual results could differ from those projected in the forward-looking statements. Although we believe that any beliefs, plans, expectations and intentions contained in this presentation are reasonable, there can be no assurance that any such beliefs, plans, expectations or intentions will prove to be accurate. Investors should consult all of the information set forth herein and should also refer to the risk factors disclosure outlined in our annual report on Form 10-K for the most recent fiscal year, our quarterly reports on Form 10-Q and other periodic reports filed from time-to-time with the Securities and Exchange Commission.

Overview

- Uniquely positioned U.S. publicly traded company domiciled and doing business in Canada, with no exposure to U.S federal regulation

- Capitalizing on under-served licensed producer marketplace in Canada
  - 38 current licensed producers countrywide vs. 624 licensed cultivators (adult use) in Colorado

- Canadian population equates to roughly the same as California

- Canadian oil extraction marketplace forecasted to grow from C$1 million in 2015 to C$1.5 billion in 2020, assuming full legalization in 2019
  - In terms of conversion from dried marijuana to extracts/oil, due diligence has been conducted on Colorado market, finding that 45% of dried marijuana users would eventually convert to marijuana extracts/oil
  - We expect the Canadian market to follow a similar trend as Colorado, and we assume the market would gradually reach an approximate 45% conversion rate by 2018

Overview

Continued…

- Combining university collaborations with cannabis extraction expertise to develop premium products
  - Agreement with University of Waterloo
  - Agreement with University of Western Ontario
- Strategic Collaboration Agreement with ARA - Avanti Rx Analytics
- Establishing dialogues with Canadian applicants and licensed producers

Strategy

Develop unique health and nutraceutical products utilizing cannabis, hemp and algae oils

- Leverage algae oil extraction expertise into cannabis oil extraction marketplace
- Research benefits of combining certain algae and cannabis oils for enhanced effects
- Leverage university collaborations – using university level research to create specific cannabis oil product lines
  - University of Waterloo – colorectum, pancreas, breast and prostate cancer
  - University of Western Ontario – depression, post-traumatic stress disorder, anxiety and schizophrenia

Algae Dynamics will retain the rights of all patents developed in collaboration with universities

- Develop a strategic partnership with ARA - Avanti Rx Analytics "ARA" for oil extraction and purification to formulate, produce and sell proprietary product lines and brands based on university research and development
- Apply to Health Canada for extraction license
- Position for both adult and medical use in the marketplace

ARA - Avanti Rx Analytics

Strategic Partner

- ARA - Avanti Rx Analytics is the first Health Canada GMP and OCDS approved Contract Organization specializing in the field of controlled drugs and substances particularly in the area of Medicinal Marihuana, HEMP, Cannabinoids, and Marihuana based concentrated products

- ARA offers a comprehensive menu of services ranging from analytical R&D and QC testing, marihuana extraction under controlled environment, cannabinoids purification, cannabis infused-product formulation, and cannabis waste management by means of material denaturation, as well as the QA and regulatory consulting

- ARA is uniquely positioned to test, extract, develop, produce and supply cannabinoids that can enable and enhance the delivery and commercial success of medicinal marihuana products

ARA - Avanti Rx Analytics

Dr. Mehrdad Barghian Ph.D., M.Phil., QPIC, C.Chem., CEO of Avanti Rx Analytics

"The most important thing is to always be open to ideas, and to think outside the box without compromising product quality, safety, and regulatory requirements"

Dr. Barghian is the President and Chief Executive Officer of ARA – Avanti Rx Analytics Inc., located in Ontario, Canada where he leads a team of hig hly skilled scientist and regulatory professionals dedicated to conducting analytical quality control, R&D, QA, RA, extraction, and purification on cannabinoids.

Dr. Barghian leverages background in organic synthesis, analytical chemistry, terpene science, and long standing experience in pharmaceutical quality control, quality assurance and regulatory affairs.

Dr. Barghian is also researcher conducting clinical studies on effects of CBD and CBG on mammalian cancer in collaboration with University of Georgia, school of medicine, Georgia, USA. His earlier career as a pharmaceutical R&D and Quality Control leader included positions with Genpharm (now known as Mylan), Apotex, Ciba Vision (now known as Alcon), and Aventis Pasteur (now known as Sanofi Pasteur).

Dr. Barghian earned his M.Phil. and Ph.D. in organic synthesis and analytical Chemistry from University of Cardiff, Wales, United Kingdom, and completed his CRC (Cancer Research Campaign) Post-doctoral research at the Queen Mary Westfield College, University of London, England.

Dr. Barghian is the president of the International Pharmaceutical Academy (IPA) and lectures throughout the world on numerous GMP compliance, validation, and analytical testing related matters.

University of Waterloo – Est. 1957



Dr. Jonathan Blay, PhD, FRSB, FIBMS, Csci, CBiol
Professor of Pharmacy, University of Waterloo
Professor of Pathology, Dalhousie University

Expertise:

- Tumour microenvironment of solid cancers (colorectal carcinoma)
- Mechanisms of metastasis and its regulation by proteins at the cell surface
- Development of drugs (both synthetic and natural product-derived) that interfere with cancer metastasis

Research:

- Dr. Blay's research group applies a range of techniques in molecular and cellular biology to understand how cell behaviour and the action of existing anticancer drugs are affected by the unique physiology of the cancer. This research i nvolves investigations of chemokine pathways, and tumor-initiating cells; as well as the capacity of both synthetic and natural product-derived agents to interfere with the steps that favor metastasis Researchers in the group identify novel pathways that may be the targets for future anticancer drugs, both derived from natural products and synthesized with the aid of colleagues through molecular design.

The goal is to perform fundamental cancer-related research on botanical oils and their constituents which will carry out studies relating to the cellular safety and known cancer-related potential of components within the oils.

University of Western Ontario Est. 1878



Dr. Steven Laviolette, BSc, PhD

Addiction Research Group
Dept. of Anatomy & Cell Biology
Dept. of Psychiatry
Canadian Institute for Military and Veterans Health Research

Research:

- Dr. Laviolette's research interests explore the interface between neurobiology, psychology and emotion by using an integrative combination of in vivo neuronal electrophysiology and behavioural neuropharmacology. At the general level, Dr. Laviolette is interested in exploring the neurobiological mechanisms that control how the brain processes emotionally salient information and how disturbances in these basic neural processes may lead to disorders such as addiction and schizophrenia.
- Dr. Laviolette's investigations into the neurobiology of addiction have focused on nicotine and opiates, both of which represent highly addictive substances and act on pathways in the brain that control reward, motivation and learning. Dr. Laviolette's research group has characterized and identified specific regions in the mammalian brain that control the 'switch' from the non-addicted state, to the addicted state following exposure to drugs of abuse. Their ongoing research seeks to precisely define and identify the neurobiological mechanisms that control the addiction process at the behavioural, molecular and single neuron levels of analysis.

The goal is to perform fundamental translational, pre-clinical neuroscience research on how specific cannabis-derived phytochemical compounds (including but not limited to, delta-9-tetrahydrocannabinol (THC), cannabidiol (CBD) and other phytochemical and/or terpenoid compounds derived from cannabis, may serve to ameliorate symptoms and/or serve as potential pharmacotherapies for neuropsychiatric disorders, including but not limited to schizophrenia, anxiety, depression and post-traumatic stress disorder.

Development Activities

Step 1 — Engage in critical relationships

- University R&D teams assembled & research defined
- Collaboration Agreements with universities signed
- Collaboration Agreement with licensed oil extractor, purification specialist signed
- Collaboration Agreement with Licensed Producer in process

Step 2 — Fund research, secure material

- Fund R&D programs with universities and apply for additional government grants
- Secure cannabis supply with licensed producers
- Directly apply for extraction license

Step 3 — Product development, go to market

- Work with partners to develop specific proprietary formulations
- Develop product branding
- Develop sales channels concurrent with evolving Canadian regulations
- Begin revenue generation

Step 4 — Growth

- Build commercial scale cannabis cultivation facility
- Build commercial scale BioSilo™ algae cultivation facility

Emerging Canadian Cannabis Market

Full Legalization in 2018	CY2015E	CY2016E	CY2017E	CY2018E	CY2019E	CY2020E
	Dec31/2015	Dec31/2016	Dec31/2017	Dec31/2018	Dec31/2019	Dec31/2020
Dried marijuana (C$, 'M)	$48	$93	$185	$431	$784	$1,113
Extracts/oil (C$, 'M)	$1	$33	$132	$755	$1,367	$1,687
Total Market Size (C$, 'M)	**$49**	**$126**	**$316**	**$1,186**	**$2,151**	**$2,800**
% Change		*160%*	*150%*	*275%*	*81%*	*30%*

Full Legalization in 2019	CY2015E	CY2016E	CY2017E	CY2018E	CY2019E	CY2020E
	Dec31/2015	Dec31/2016	Dec31/2017	Dec31/2018	Dec31/2019	Dec31/2020
Dried marijuana (C$, 'M)	$48	$93	$185	$309	$666	$952
Extracts/oil (C$, 'M)	$1	$33	$132	$258	$1,102	$1,535
Total Market Size (C$, 'M)	**$49**	**$126**	**$316**	**$567**	**$1,769**	**$2,487**
% Change		*160%*	*150%*	*79%*	*212%*	*41%*

Full Legalization in 2020	CY2015E	CY2016E	CY2017E	CY2018E	CY2019E	CY2020E
	Dec31/2015	Dec31/2016	Dec31/2017	Dec31/2018	Dec31/2019	Dec31/2020
Dried marijuana (C$, 'M)	$48	$93	$185	$309	$499	$842
Extracts/oil (C$, 'M)	$1	$33	$132	$258	$412	$1,205
Total Market Size (C$, 'M)	**$49**	**$126**	**$316**	**$567**	**$911**	**$2,047**
% Change		*160%*	*150%*	*79%*	*60%*	*125%*

Source: MRCC Estimates

Strong Management Team

Richard Rusiniak (Mechanical Engineer) - Co-Founder & CEO

Over 30 years of management, design and process experience. Co-founder and former President, CFO, and CTO of Cymat Corp (TSX: CYM) with a market valuation over $150 million upon his resignation in 2002. Negotiated an Aluminum Foam Manufacturing license with Alcan International Ltd., and successfully commercialized the technology. Completed a $10 Million technology development program with Industry Canada (TPC). Participated in the completion of over $25 million in financings with financial institutions. From 1978 to 1988, he was project manager with Long Manufacturing, as well as The Ontario Research Foundation.

Paul Ramsay (BBA) - Co-Founder & President

Over 25 years of business development and management experience. Co-founder and former CEO and VP Business Development of Cymat Corp, (TSX: CYM) with a market valuation over $150 million upon his resignation in 2002. Was instrumental in securing the Stabilized Aluminum Foam (SAF) license from Alcan International Ltd. Completed a $10 Million technology development program with Industry Canada (TPC). Participated in the completion of over $25 million in financings with public markets and financial institutions. Obtained Bachelor of Business Administration "BBA" from St. Francis Xavier University, Nova Scotia, Canada.

Ross Eastley (CA) - CFO

Over 30 years of accounting and CFO experience in both private and public sector organizations. Former CEO for the Canadian Society of Immigration Consultants (CSIC) from 2006 – 2009. Mr. Eastley reported to a nine-member Board, responsible for strategic planning, corporate communications, initial regulatory functions and management of legal processes. Former V P/Controller for Brandon University.

Board of Directors

Paul Ramsay (BBA) - Chairman
Richard Rusiniak (Mechanical Engineer)
Ross Eastley (CA) – Secretary

P. Blair Mullin (BA, MBA)

Over 25 years of varied business leadership, financial and operational experience, both domestically and internationally, in a wide range of industries, as executive, consultant and banker. Mr. Mullin is currently Managing Partner of Apollo Ventures, LLC, Aldercreek Capital LLC and Apollo Marketing LLC, which provide investment capital to emerging companies. He is also President & CEO of Connectus Inc., which provides advisory services to emerging companies. Previously, Mr. Mullin served as CEO, President, CFO and a consultant to several corporations from 1997 to 2012; Mr. Mullin holds an MBA from University of Western Ontario and BA from Wilfrid Laurier University, in Canada.

Cameron McDonald (BA, BSc, MBA, Finance & Accounting, CFA)

Mr. McDonald is currently the CEO of Coldwater Fisheries Inc., a leading Canadian aquaculture company. Prior to joining Coldwater Fisheries Inc. in early 2015, Mr. McDonald was a founder and executive of Global SeaFarms Corporation. From 2004 to 2009, Mr. McDonald was an Investment Banker with Canaccord Adams (now Canaccord Genuity). Canaccord was the number one ranked technology investment banking deal team in Canada in 2006 and 2007 with financings of over $500M on the TSX and AIM capital markets. Mr. McDonald has completed the Chartered Financial Analyst "CFA" program, and passed the Partners, Directors, and Officers Qualifying Exam in 2006.

Summary

- Estimated Canadian extract market to grow from $1mm in 2015 to $1.5 billion in 2020 – assuming full legalization
  **Source: MRCC Estimates*

- Signed MOU with leading licensed Canadian oil extractor and purification company for licensed product sales

- Collaborations with leading Canadian Research Institutions/Universities to develop specific formulated products for the company's portfolio

- Discussions with Pre-Licensed Growers for acquisition or joint ventures

- Current Canadian marketplace has limited presence (38 licensed cultivators)

- Canadian government announced legalization by July 1, 2018

- Attractive offering valuation relative to Canadian comparables

Addendum: Price Sensitivity Analysis

Total Marijuana Market Size (C$, 'M)	CY2015E Dec 31/2015	CY2016E Dec 31/2016	CY2017E Dec 31/2017	CY2018E Dec 31/2018	CY2019E Dec 31/2019	CY2020E Dec 31/2020
Assuming no full legalization						
Scenario 1: $7.5/g for dried marijuana, $2.6/ml for oil/extract	$49	$126	$316	$567	$911	$1,146
Scenario 2: $6.0/g for dried marijuana, $2.1/ml for oil/extract	$39	$101	$254	$456	$732	$921
Scenario 3: $5.0/g for dried marijuana, $1.7/ml for oil/extract	$32	$84	$209	$375	$602	$758
Scenario 4: $4.0/g for dried marijuana, $1.4/ml for oil/extract	$26	$68	$169	$304	$488	$614
Assuming full legalization in FY18						
Scenario 1: $7.5/g for dried marijuana, $2.6/ml for oil/extract	$49	$126	$316	$1,186	$2,151	$2,800
Scenario 2: $6.0/g for dried marijuana, $2.1/ml for oil/extract	$39	$101	$254	$954	$1,731	$2,253
Scenario 3: $5.0/g for dried marijuana, $1.7/ml for oil/extract	$32	$84	$209	$781	$1,416	$1,845
Scenario 4: $4.0/g for dried marijuana, $1.4/ml for oil/extract	$26	$68	$169	$636	$1,154	$1,502
Assuming full legalization in FY19						
Scenario 1: $7.5/g for dried marijuana, $2.6/ml for oil/extract	$49	$126	$316	$567	$1,769	$2,487
Scenario 2: $6.0/g for dried marijuana, $2.1/ml for oil/extract	$39	$101	$254	$456	$1,423	$2,001
Scenario 3: $5.0/g for dried marijuana, $1.7/ml for oil/extract	$32	$84	$209	$375	$1,165	$1,638
Scenario 4: $4.0/g for dried marijuana, $1.4/ml for oil/extract	$26	$68	$169	$304	$949	$1,334
Assuming full legalization in FY20						
Scenario 1: $7.5/g for dried marijuana, $2.6/ml for oil/extract	$49	$126	$316	$567	$911	$2,047
Scenario 2: $6.0/g for dried marijuana, $2.1/ml for oil/extract	$39	$101	$254	$456	$732	$1,647
Scenario 3: $5.0/g for dried marijuana, $1.7/ml for oil/extract	$32	$84	$209	$375	$602	$1,349
Scenario 4: $4.0/g for dried marijuana, $1.4/ml for oil/extract	$26	$68	$169	$304	$488	$1,098

Source: MRCC estimates

Oils - Comparison

Algae Oil DHA – Health Benefits

- Supports endocannabinoid system
- Improves memory
- Lowers risk of coronary heart disease and improvement in cholesterol
- Supports results from studies in cancer treatment, depression and attention-deficit hyperactivity disorder (ADHD)

Cannabis Oil

- Need a better understanding of basic neural processes involved in the modulation of the pharmacological properties of drugs
- Need to investigate chemicals found naturally in the human body that mimic those in marijuana in controlling nausea, vomiting, learning, memory and protection against stroke and cancer
- The research cuts across the science of: Psychology, Pharmacology and Neurobiology

Intellectual Property

Summary of Patents:

1) A US patent has been awarded for the design of the Bioreactor

2) A Canadian Patent is in process for the Bioreactor design.

3) A provisional patent application was submitted (December 2014) on a process and a forma patent application was submitted (December 2015) for the process

Growing Support for Canadian Legalized Marijuana



Support For Legalizing Recreational Cannabis
70%
60%
50%
40%
30%
20%
10%
0%
34%
36%
46%
50%
42%
48%
58%
51%
58%
49%
2003
2005
2010
2011
2012
2013
2014
2015
Gallup Poll
Harris Poll



Support For Legalizing Medical Cannabis
85%
80%
75%
70%
65%
60%
75%
78%
70%
74%
81%
2003
2005
2010
2011
2015
Gallup Poll
Harris Poll

Source: Gallup Poll & Harris Poll

Solventless Oil Extraction for Medical Cannabis

Ice Water Extractor

is designed for the removal and separation of plant trichomes f
rom the plant exterior with no solvents; this is a 100% solvent
free extraction system.

CANNABIS OIL



ALGAE OIL



HEMP OIL



Powders to Oil Commercial Extraction Methods





- *Liquid to liquid extraction*
- *Solvent extraction*
- *Ethanol and Butane extraction*
- *CO2 extraction*





Variables Effecting Final Results

Controlled Variables

- Growing condition
- Harvesting method
- Oil extraction method
- Compound extraction method

Independent Variables

- Cultivation Supplier
- Application
- Testing methods

Dependent Variables

- Supply product consistency
- Sample testing valuation
- Test on delivery (compare)
- Drug production consistency

- Oil extraction vs Compound extraction methods
- Lab extraction method R&D
- Production extraction method
- Oil dilution method
- Oil type, process temperature

Action Plan 2017

Feb.	• University of Waterloo "Cannabis for Cancer Research" - $600,000, three year program *(signed February 24, 2017)*
March	• University of Western Ontario "Cannabis for Novel Pharmacotherapies for Mental Health" - $1,000,000, four year program *(signed March 13, 2017)*
April	• Collaboration Agreement with a company approved by Health Canada – extract, purify, manufacture, sell import/export medical marihuana products *(signed March 15, 2017)*
May	• Sign supply agreements with Cannabis Producers, licensed by Health Canada
July	• Select location suitable for future Cannabis production
Aug.	• Apply to Health Canada for licence to produce, sell, import/export medical Cannabis
Aug.	• Develop collaboration opportunity with pharmaceutical company

Pharmaceutical Drugs Based on Cannabis

Drugs with chemicals taken directly from the marijuana plant

Sativex	Manufacturer: GW Pharmaceuticals (GWPH on NASDAQ)

Drugs with synthetic versions of chemicals naturally found in marijuana

Dronabinol / Marinol	Manufacturer: Unimed Pharmaceuticals, a subsidiary of Solvay Pharmaceuticals

Drugs with chemicals similar to those in marijuana but not found in the plant

Nabilone / Cesamet	Manufacturer: Valeant Pharmaceuticals International(VRX on NASDAQ)
Dexanabinol	Manufacturer: Solvay Pharmaceuticals (acquired by Abbott Laboratories in 2010)
CT-3 (ajulemic acid)	Manufacturer: Indevus Pharmaceuticals (IDEV on NASDAQ)
Cannabinor (formerly PRS-211,375)	Manufacturer: Pharmos (PARS on NASDAQ)
HU 308	Manufacturer: Pharmos (licensed from the Hebrew University of Jerusalem)
HU	331Manufacturer: Cayman Chemical

Drugs that do not work like marijuana but use the same brain pathways

Rimonabant / Acomplia	Manufacturer: Sanofi-Aventis (SNY on NASDAQ)
Taranabant / MK-0364	Manufacturer: Merck (MRK on NASDAQ)

Cannabinoids


CBCA
Reduces inflammation
Treats fungal infection
Δ9-THCA
Aids sleep
Inhibits cancer cell growth
Suppresses muscle spasms
Δ9-THC
Reduces vomiting and nausea
Relieves pain
Stimulates appetite
Suppresses muscle spasms
Δ8-THC
Relieves pain
THCV
Reduces convulsions and seizures
Promotes bone growth
CBC
Inhibits cancer cell growth
Promotes bone growth
Reduces inflammation
Relieves pain
CBGA
Reduces inflammation
Relieves pain
Slows bacterial growth
CBG
Aids sleep
Inhibits cancer cell growth
Promotes bone growth
Slows bacterial growth
CBDA
CBD
Antibacterial
Inhibits cancer cell growth
Neuro-protective
Promotes bone growth
Reduces seizures and convulsions
Reduces blood sugar levels
Reduces function in the immune system
Reduces inflammation
Reduces risk of artery blockage
Reduces small intestine contractions
Reduces vomiting and nausea
Relieves pain
Relieves anxiety
Slows bacterial growth
Suppresses muscle spasms
Tranquilizing
Treats psoriasis
Vasorelaxant

- In their natural state, most are present in their **acidic forms**.
- When cannabis is dried or heated, these acidic compounds undergo **decarboxylation**; the removal of a **carboxyl group** from the molecule.
- Acidic cannabinoids have different properties than their decarboxylated counterparts, but both types possess medicinal properties.
- Vast majority of the studies explore decarboxylated cannabinoids.

Trichomes – The "Miracle Molecules"

Both ***cannabinoids*** and ***terpenes*** are manufactured in small resin glands present on the flowers and main fan leaves of late-stage cannabis plants called ***trichomes***

There are actually three types of trichomes: *Bulbous*, *capitate - sessile*, and *capitate – stalked*





Cannabinoid Synthesis


Cannabinoid Synthesis
The effect of exposure to heat, light and air
CBG-A
CBGV-A
THC-A
THCV-A
CBD-A
CBDV-A
CBC-A
CBCV-A
RAW
HEATED
THC
THCV
CBD
CBDV
CBC
CBCV
CBG
CBGV
CBN-A
A8-THC
CBL
CBL-A
AGED
CBN

Cannabinoids Ailment Guide

	THC	CBD	CBG	CBN	CBC	THCv	CBGa	CGCa	CBCa	THCa	CBDa
Relieves pain *Analgesic*	●	●		●	●		●				
Suppresses appetite/Helps with weight loss *Anorectic*						●					
Kills or slows bacteria growth *Anti-bacterial*		●	●						●		
Reduces blood sugar levels *Anti-diabetic*		●									
Reduces vomiting and nausea *Anti-emetic*	●	●									
Reduces seizures and convulsion *Anti-epileptic*		●				●					
Treats fungal infection *Anti-fungal*									●		
Reduces inflammation *Anti-inflammatory*		●	●		●		●	●		●	●
Aids sleep *Anti-insomnia*				●							
Reduces risk of artery blockage *Anti-ischemic*		●									
Inhibits cell growth in tumors/cancer cells *Anti-proliferative*		●	●		●					●	●
Treats psoriasis *Anti-psoriatic*		●									
Tranquilizing/Used to manage psychosis *Anti-psychotic*		●									
Suppresses muscle spasms *Anti-spasmodic*	●	●		●						●	
Relieves anxiety *Anxiolytic*		●									
Stimulates appetite *Appetite Stimulant*	●										
Promotes bone growth *Bone Stimulant*		●	●		●	●					
Modulates function in the immune system *Immunosuppressive*		●									
Reduces contractions in the small intestines *Intestinal Anti-prokinetic*		●									
Protects nervous system degeneration *Neuroprotective*		●									

(EFAs) for Endocannabinoid System (ECS)

The essential fatty acids (EFAs) is *the foundation* of the endocannabinoid system (ECS)

- Omega -6 and Omega-3 EFAs are required for the production of endocannabinoids and cannabinoid receptors.

- It is necessary to consume EFAs because the body cannot synthesize them.

- The ratio of Omega-6 to Omega-3 is alarming 10:1 instead of 1:1

Fatty Acids - Comparison

ALGAE DHA Oil (22 fatty acids)

66.3% Omega-3

C10:0 capric acid	
C14:0 myristic acid	
C15:0 Pentadecanic acid	
C16:0 palmitic acid 22.8%	
C16:1 palmitoleic acid	
C17:0 margaric acid	
C18:0 stearic acid	
C18:1n9 Oleic acid 0.3%	
C18:2n6 Linoleic acid	0.8%
C18:2n6t Linoleaidic acid	
C18:3n3 alpha-Linolenic acid	0.2%
C18:3n6 gamma-Linolenic acid	0.1%
C20:0 arachidic acid	
C20:2n Eicosadienoic acid	
C20:3n3 Eicosatrienoic acid	
C20:3n6 Eicosatrienoic acid	
C20:4n6 Arachidonic acid	
C20:5n3 Eicosapentaeonic acid	
C22:0 behenic acid	
C22:2n6 Docosadieonic acid	
C22:5n3 Docosapentaenoic acid	
C22:6n3 Docosahexaenoic acid 66.3% (OMEGA 3FA)	

HEMP Oil - (5 fatty acids)

58.38% Omega-6

Palmitic acid	
C16:0 palmitic acid	7.12% Saturated FA
C18:1n9 Oleic acid	12.98% Monounsaturated fatty acids
C18:2n6 Linoleic acid	58.38% **Polyunsaturated –omega 6 fatty acid**
C18:3n3 alpha-Linolenic acid	16.46% Polyunsaturated -omega-3 fatty acid
C18:3n6 gamma-Linolenic acid	3.05% Polyunsaturated -omega-6 fatty acid

Cannabis Oil - (up to 20 fatty acids)

- Myristic, palmitic, oleic, stearic acids to name the few
- The complete FA composition and concentrations will very between each strain and production process